                                                          Financial Summary
                                               Average Balances, Rates Paid and Yields

                                                                      Three Months Ended                   Three Months Ended
                                                                      December 31, 2002                    December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Average                                Average
                                                             Average                  Yield/     Average                    Yield/
(in thousands)                                               Balance       Interest    Rate      Balance        Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                   $    2,707      $    16    2.36%    $    3,131       $    24     3.07%
Federal funds sold                                              56,823          206    1.45         73,832           397     2.15
Securities                                                     904,314       10,108    4.47        791,327        11,117     5.62
Loans (1)                                                    1,171,590       20,190    6.89        976,609        17,757     7.27
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                         $2,135,434      $30,520    5.72%    $1,844,899       $29,295     6.35%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                     $   24,149                          $   21,386
Allowance for loan losses                                      (16,274)                            (12,473)
Premises and equipment, net                                     11,867                              10,771
Other assets                                                    50,897                              54,528
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                         70,639                              74,212
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $2,206,073                          $1,919,111
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand       $  510,137      $ 2,742    2.15%    $  372,228       $ 2,603     2.80%
   Certificates of deposit of $100,000 or more                 149,628        1,241    3.32        137,269         1,623     4.73
   Other time deposits                                         492,220        4,278    3.48        457,179         5,959     5.21
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                        1,151,985        8,261    2.87        966,676        10,185     4.21
Borrowed funds                                                 758,000        9,353    4.94        687,374         9,092     5.29
Trust preferred securities                                      32,500          775    9.54         32,500           775     9.54
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                    $1,942,485      $18,389    3.79%    $1,686,550       $20,052     4.76%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                             $  127,479                          $  111,907
Other liabilities                                               28,841                              21,925
Stockholders' equity                                           107,268                              98,729
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                                 $  263,588                          $  232,561
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $2,206,073                          $1,919,111
------------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                               1.93%                                 1.59%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin (3)                                          $12,131    2.27%                     $ 9,243     2.00%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                              $12,447    2.33%                     $ 9,536     2.07%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $316,000 and $293,000 for the three month periods ended December 31, 2002 and 2001, respectively.

                                                          Financial Summary
                                               Average Balances, Rates Paid and Yields

                                                                      Twelve Months Ended                Twelve Months Ended
                                                                       December 31, 2002                  December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Average                               Average
                                                             Average                  Yield/     Average                    Yield/
(in thousands)                                               Balance       Interest    Rate      Balance        Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                   $    2,887     $     60    2.08%    $    3,816      $    171     4.48%
Federal funds sold                                              71,415        1,157    1.62         74,624         2,765     3.71
Securities                                                     865,070       43,533    5.03        747,172        45,604     6.10
Loans (1)                                                    1,085,306       75,395    6.95        891,957        70,408     7.89
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                         $2,024,678     $120,145    5.93%    $1,717,569      $118,948     6.93%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                     $   22,965                          $   21,026
Allowance for loan losses                                      (14,771)                            (11,583)
Premises and equipment, net                                     11,363                              10,081
Other assets                                                    51,198                              52,288
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                         70,755                              71,812
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $2,095,433                          $1,789,381
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand       $  469,985     $ 11,228    2.39%    $  318,595      $  9,931     3.12%
   Certificates of deposit of $100,000 or more                 148,119        5,184    3.50        129,340         7,581     5.86
   Other time deposits                                         469,858       17,747    3.78        453,747        27,085     5.97
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                        1,087,962       34,159    3.14        901,682        44,597     4.95
Borrowed funds                                                 735,201       36,403    4.95        644,690        35,264     5.47
Trust preferred securities                                      32,500        3,100    9.54         31,048         2,952     9.51
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                    $1,855,663     $ 73,662    3.97%    $1,577,420      $ 82,813     5.25%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                             $  118,154                          $  104,577
Other liabilities                                               19,232                              20,617
Stockholders' equity                                           102,384                              86,767
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                                 $  239,770                          $  211,961
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $2,095,433                          $1,789,381
------------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                               1.96%                                 1.68%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin (3)                                         $ 46,483    2.30%                    $ 36,135     2.10%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                             $ 47,728    2.36%                    $ 37,197     2.17%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $1,245,000 and $1,062,000 for the twelve month periods ended December 31, 2002 and 2001, respectively.